 EXHIBIT 99
 Chrysler Financial                                                                                  Distribution Date:       3/6/02
 DaimlerChrysler Auto Trust 2001-B Monthly Servicer's Certificate (HI)                                                   Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

       Payment Determination Statement Number                                        9.00
       Distribution Date                                                           3/6/02

       DATES COVERED                                              FROM AND INCLUDING                   TO AND INCLUDING
      ---------------                                             -------------------                  ----------------
            Collections Period                                                     2/1/02                             2/28/02
            Accrual Period                                                         2/6/02                              3/5/02
            30/360 Days                                                                30
            Actual/360 Days                                                            28


                                                                       NUMBER OF
       COLLATERAL POOL BALANCE DATA                                    ACCOUNTS                            $ AMOUNT
       ----------------------------                                    --------                            --------

       Pool Balance - Beginning of Period                                          89,565                    1,591,523,637.27
       Collections of Installment Principal                                                                     30,001,569.80
       Collections Attributable to Full Payoffs                                                                 12,602,436.97
       Principal Amount of Repurchases                                                                                      -
       Principal Amount of Gross Losses                                        11,866,675                        2,595,799.76
                                                                                                  ----------------------------

       Pool Balance - End of Period                                                88,566                    1,546,323,830.74
                                                                                                  ============================



       POOL STATISTICS                                                                                   END OF PERIOD
       ---------------                                                                                   -------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,977,003,341.04
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.78

       Ending O/C Amount                                                                                        95,979,926.56
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.07

       CUMULATIVE NET LOSSES                                                 4,947,364.75                        5,947,281.09
       ---------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.01
       Cumulative Recovery Ratio                                                                                         0.59
       60+ Days Delinquency Amount                                                                               6,142,926.32
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         48.11
       Weighted Average Seasoning (months)                                                                              10.96


 Chrysler Financial                                                                                  Distribution Date:       3/6/02


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
 DAIMLERCHRYSLER AUTO TRUST 2001-B MONTHLY SERVICER'S CERTIFICATE (HI)                                                   PAGE 2 OF 2

------------------------------------------------------------------------------------------------------------------------------------
       Cash Sources
            Collections of Installment Principal                                   30,001,569.80
            Collections Attributable to Full Payoffs                               12,602,436.97
            Principal Amount of Repurchases                                                    -
            Recoveries on Loss Accounts                      6,919,310.54           1,595,883.42
            Collections of Interest                                                 8,039,154.75
            Investment Earnings                                                        48,091.60
            Reserve Account                                                         4,649,277.50
            Total Sources                                                          56,936,414.04
                                                                                 ----------------


                                                                                 ================

       Cash Uses
            Servicer Fee                                                            1,326,269.70
            Note Interest                                                           5,671,810.04
            Reserve Fund                                                            4,649,277.50
            O/C Release to Seller                                                   3,470,127.23
            Note Principal                                                         41,818,929.57
            Total Cash Uses                                                        56,936,414.04
                                                                                 ----------------

                                                                                 ================

       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                                        56,936,414.04
       ------------------------------------
       Investment Earnings in Trust Account                                           (48,091.60)
       Daily Collections Remitted                                                 (47,135,935.16)
       Cash Reserve in Trust Account                                               (4,649,277.50)
       Servicer Fee (withheld)                                                     (1,326,269.70)
       O/C Release to Seller                                                       (3,470,127.23)
                                                                                 ----------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                       306,712.85
                                                                                 ================


 O/C Release               (Prospectus pg S16)
 POOL BALANCE                                                                   1,546,323,830.74
 ------------
 Yield Supplement O/C Amount                                                      (35,548,930.55)
 Adjusted Pool Balance                                                          1,510,774,900.19

 Total Securities                                                               1,450,343,904.18
                                                                               ------------------

                                                                               ==================
 Adjusted O/C Amount                                                               60,430,996.01

 O/C Release Threshold                                                             60,430,996.01

 O/C Release Period?       (A1 Notes Matured)          Yes

 O/C Release                                                                        3,470,127.23

                                                   Beginning                     Ending               Principal       Principal per
                                                     Balance                     Balance               Payment          $1000 Face
                                              ----------------------        --------------------------------------------------------
       NOTES & CERTIFICATES
       Class A-1  299,271,000.00  @   3.98%                       -                           -                   -              -
       Class A-2  615,000,000.00  @   4.25%          546,722,833.75              504,903,904.18       41,818,929.57          68.00
       Class A-3  480,000,000.00  @   4.85%          480,000,000.00              480,000,000.00                   -              -
       Class A-4  405,000,000.00  @   5.32%          405,000,000.00              405,000,000.00                   -              -
       Certificates                                   60,440,000.00               60,440,000.00                   -              -
                                              ----------------------        ----------------------------------------
           Total Securities                        1,492,162,833.75            1,450,343,904.18       41,818,929.57
                                              ======================        ========================================

                                                             Interest                  Interest per
                                                             Payment                    $1000 Face                  Original
                                             -------------------------------------------------------
       NOTES & CERTIFICATES
       Class A-1  299,271,000.00  @   3.98%                           -                           -             299,271,000.00
       Class A-2  615,000,000.00  @   4.25%                1,936,310.04                        3.15             615,000,000.00
       Class A-3  480,000,000.00  @   4.85%                1,940,000.00                        4.04             480,000,000.00
       Class A-4  405,000,000.00  @   5.32%                1,795,500.00                        4.43             405,000,000.00
       Certificates                                                   -                                          60,440,000.00
                                             ---------------------------                               ------------------------
           Total Securities                                5,671,810.04                                       1,859,711,000.00
                                             ===========================                               ========================


* Class A-1 Interest is computed on an Actual/360 Basis.
  Days in current period    28
                           ----